UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): OCTOBER 31, 2007

CONSOLIDATED GRAPHICS, INC.
(Exact name of registrant as specified in its charter)

TEXAS	001-12631	76-0190827
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 WESTHEIMER, SUITE 200 HOUSTON, TEXAS	77057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 787-0977

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Current Report is being furnished pursuant to Item 2.02 of Form 8-K and, according to general instruction B.2. thereunder, shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement filed by Consolidated Graphics, Inc. (the “Company”) under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.

On October 31, 2007, the Company announced its fiscal 2008 second quarter results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The attached press release may contain forward-looking information. Readers are cautioned that such information involves known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations expressed or implied by these forward looking statements.

The Company will hold a conference call today at 10:00 a.m. Central Time/11:00 a.m. Eastern Time to discuss the Company’s financial results for the second quarter ended September 30, 2007. A live webcast and subsequent archive of the conference call, as well as a copy of this Current Report and attached press release, can be accessed at www.cgx.com under the Investor Relations page.

During today’s conference call, management’s discussion of the Company’s financial results may include references to certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or (“GAAP”). Pursuant to the rules adopted by the SEC relating to the use of such financial measures in filings with the SEC, other disclosures of financial information and press releases, the Company provides the following qualitative and quantitative reconciliations regarding the non-GAAP financial measures to which management may refer. In addition, the sum of quarterly amounts in the accompanying tables may not equal full year amounts due to rounding differences.

The Company defines EBITDA as our net income plus provision for income taxes, net interest expense, share-based compensation expense, goodwill impairment charges, non-cash net gain or loss from foreign currency transactions, net gain or loss from asset dispositions and depreciation and amortization expense. We define EBITDA margin as EBITDA divided by sales. The Company uses EBITDA and EBITDA margin both as a liquidity and performance measure when evaluating its business and operations. We believe EBITDA and EBITDA margin may be useful to an investor in evaluating our liquidity and/or operating performance because:

•
it is widely used by investors in our industry to measure a company’s operating performance without regard to items such as interest, depreciation, non-cash currency transactions, impairments and amortization expenses and long-term non-cash share-based compensation expense, which can vary substantially from company to company depending upon accounting policies and book value of assets, capital structure and the method by which assets were acquired;

•
it helps investors more meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest charges on our outstanding debt); asset base (primarily depreciation and amortization expense and goodwill impairment charges), non-cash gains/losses from foreign currency transactions, and long-term non-cash share-based incentive plans from our operating results; and

•	it helps investors to assess compliance with financial ratios and covenants included in our primary bank facility.

EBITDA should not be considered as an alternative to any measure of operating results as promulgated under GAAP (such as operating income, net income or cash flow from operating activities), nor should it be considered as an indicator of our overall financial performance or our ability to satisfy current or future obligations and fund or finance future business opportunities. EBITDA does not fully consider the impact of investing or financing transactions as it specifically excludes depreciation and interest expense, amortization and impairment of intangible assets, including goodwill, as well as the net gain or loss from non-cash foreign currency transactions, long-term share-based compensation expense, and the net loss/(gain) from asset dispositions, all of which should also be considered in the overall evaluation of the Company’s results and liquidity.

($MM)	Fiscal			Fiscal 2007				Fiscal 2008
	2005	2006	2007	Q1	Q2	Q3	Q4	Q1	Q2	YTD	LTM
Sales	779.0	879.0	1006.1	238.4	234.2	269.6	263.9	258.6	259.7	518.3	1051.8

Net Income	32.7	38.5	50.7	13.7	13.7	16.4	6.9	13.6	13.3	26.9	50.2
Income taxes	19.0	23.2	29.4	7.3	8.4	9.2	4.4	9.3	7.4	16.7	30.3
Interest expense, net	5.1	5.5	6.7	1.4	1.8	1.6	2.0	1.9	2.5	4.4	8.0
Depreciation and amortization	37.0	41.3	44.0	10.6	10.7	10.8	12.0	12.3	12.7	25.0	47.8
Goodwill Impairment	—	—	11.5	—	—	—	11.5	—	—	—	11.5
Non-Cash Foreign Currency Transaction Net Gain	—	—	—	—	—	—	—	(2.8)	(1.6)	(4.4)	(4.4)
Share-based compensation expense	—	—	2.8	1.2	0.5	0.5	0.5	1.2	0.3	1.5	2.5
Net loss (gain) from asset dispositions*	5.1	4.3	1.3	0.3	(0.2)	0.3	0.8	0.4	0.6	1.0	2.1

EBITDA	98.9	112.9	146.3	34.5	34.9	38.8	38.1	35.9	35.2	71.1	148.0
EBITDA Margin	12.7%	12.8%	14.5%	14.5%	14.9%	14.4%	14.4%	13.9%	13.6%	13.7%	14.1%

* Included in depreciation and amortization in the Consolidated Statements of Cash Flows

The Company defines Free Cash Flow as net cash provided by operating activities less capital expenditures for property and equipment, including capital expenditures which are directly financed and those accrued as a current liability, plus proceeds from asset dispositions. The Company considers Free Cash Flow to be an important indicator of our operating flexibility and is a representative measure of our ability to satisfy current and future obligations and fund or finance future business opportunities and believes it may be similarly useful to investors.

($MM)	Fiscal			Fiscal 2007				Fiscal 2008
	2005	2006	2007	Q1	Q2	Q3	Q4	Q1	Q2	YTD	LTM
Net cash provided by operating activities	75.2	79.2	72.8	22.4	(5.6)	42.9	13.0	33.2	8.5	41.7	97.6
Capital expenditures*	(28.8)	(32.9)	(46.4)	(8.4)	(8.0)	(10.9)	(19.0)	(9.3)	(21.3)	(30.6)	(60.5)
Proceeds from asset dispositions	1.8	2.5	4.1	1.2	0.6	0.7	1.6	0.6	0.9	1.5	3.8

Free Cash Flow	48.2	48.9	30.5	15.2	(13.0)	32.7	(4.4)	24.5	(11.9)	12.6	40.9

* Capital expenditures for property, plant and equipment, including capital expenditures which are directly financed and those accrued as a current liability

The Company defines Adjusted Operating Margin as Adjusted Operating Income divided by Sales. We define Adjusted Operating Income as Operating Income plus share-based compensation expense and amortization and impairment of intangible assets, including goodwill, less the net gain from non-cash foreign currency transactions. Adjusted Operating Income is an important performance measure used by the Company to analyze and compare post-acquisition financial trends and results of its various operations. The Company believes this non-GAAP financial measure may help investors better understand our operating results by eliminating (i) the impact of intangible asset amortization/impairment which results solely from our acquisition transactions, (ii) long-term non-cash share-based compensation expense pursuant to the Company’s long-term incentive plans and (iii) non-cash net gain from foreign currency transactions pursuant to the revaluation of certain transactions denominated in currencies outside of the Company’s reporting units functional currency.

($MM)	Fiscal			Fiscal 2007				Fiscal 2008
	2005	2006	2007	Q1	Q2	Q3	Q4	Q1	Q2	YTD	LTM
Sales	779.0	879.0	1,006.1	238.4	234.2	269.6	263.9	258.6	259.7	518.3	1051.8
Operating income	56.8	67.2	86.8	22.4	23.9	27.2	13.3	24.8	23.2	48.0	88.5
Share-based compensation expense	—	—	2.8	1.2	0.5	0.5	0.5	1.2	0.3	1.5	2.5
Non-Cash Foreign Currency Transaction Net Gain	—	—	—	—	—	—	—	(2.8)	(1.6)	(4.4)	(4.4)
Goodwill impairment /other intangible asset amortization	—	1.3	13.1	0.4	0.3	0.5	11.9	0.6	0.6	1.2	13.6

Adjusted Operating Income	56.8	68.5	102.7	24.0	24.7	28.2	25.7	23.8	22.5	46.3	100.2
Adjusted Operating Margin	7.3%	7.8%	10.2%	10.0%	10.6%	10.5%	9.7%	9.2%	8.7%	8.9%	9.5%

ITEM – 7.01 REGULATION FD DISCLOSURE

The information in this item is being furnished in accordance with Regulation FD and not “filed” with the Securities and Exchange Commission. Accordingly, such information is not incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.

On October 31, 2007, the Company announced the Board of Directors authorization of a new share repurchase program. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The attached press release may contain forward-looking information. Readers are cautioned that such information involves known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations expressed or implied by these forward looking statements.

ITEM — 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBITS

The following exhibit is filed herewith:

99.1	Press release of the Company dated October 31, 2007, announcing the Company’s fiscal 2008 second quarter results and the authorization of a new share repurchase program.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

By: /s/ Joe R. Davis
Joe R. Davis
Chief Executive Officer and
Chief Financial and Accounting Officer

Date: October 31, 2007

Exhibit Index

Exhibit Number	Description
99.1	Press release of the Company dated October 31, 2007, announcing the Company’s fiscal 2008 second quarter results and the authorization of a new share repurchase program.